                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION
                          Washington, DC 20549


                                 FORM 8-K


                         CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(D) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

             Date of Report (Date of earliest event reported):
                            October 20, 2005
                            ----------------

                       WESTAMERICA BANCORPORATION
                       --------------------------
          (Exact Name of Registrant as Specified in Its Charter)

                                CALIFORNIA
                                ----------
              (State or Other Jurisdiction of Incorporation)


                001-9383                       94-2156203
                --------                       ----------
        (Commission File Number)    (IRS Employer Identification No.)


         1108 Fifth Avenue, San Rafael, California          94901
         ----------------------------------------------------------
          (Address of Principal Executive Offices)        (Zip Code)


                               (707) 863-6000
                               --------------
            (Registrant's Telephone Number, Including Area Code)


   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      [] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      [] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Exhibits
---------

99.1 Press release dated October 18, 2005



Item 2.02:  Results of Operations and Financial Condition
----------------------------------------------------------

On October 18, 2005 Westamerica Bancorporation announced their quarterly earnings for the third quarter of 2005. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

                                 Signatures

Pursuant to the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westamerica Bancorporation

/s/    DENNIS R. HANSEN
------------------------------------
Dennis R. Hansen
Senior Vice President
October 20, 2005

INDEX TO EXHIBITS
-----------------


                                                         Sequentially
Exhibit No.             Description                      Number Page
-----------             -------------------------        -------------
  (99.1)                 Press release dated                  5-16
                         October 18, 2005

FOR IMMEDIATE RELEASE


October 18, 2005


WESTAMERICA BANCORPORATION REPORTS RECORD
QUARTERLY EARNINGS FOR THIRD QUARTER 2005

San Rafael, CA: Westamerica Bancorporation (NASDAQ: WABC), parent company of Westamerica Bank, today reported record net income of $29.2 million for the third quarter of 2005, up from $25.1 million for the third quarter of 2004. Third quarter 2005 diluted earnings per share increased to $0.89 from $0.78 for the third quarter of 2004. Return on average common equity (ROE) for the third quarter of 2005 was 27.3 percent and return on assets (ROA) was 2.25 percent. Third quarter 2005 results include a gain on the sale of a facility vacated following the Redwood Empire Bancorp acquisition and recognition of company owned life insurance proceeds which, on a combined basis, account for $0.06 diluted earnings per share.

For the first nine months of 2005, net income totaled $79.8 million, compared to $74.1 million for the same period in 2004. Diluted earnings per share were $2.42 for the first nine months of 2005, compared to $2.28 for the same period in 2004. Results for the first nine months of 2005 include a first quarter realized loss on the sale of available-for-sale securities, a second quarter property sale gain, and third quarter gains from the sale of premises and company owned life insurance proceeds. On a combined basis, these items reduced net income by $100 thousand for the first nine months of 2005.

"Results for the third quarter of 2005 benefited from growth in merchant credit card and debit card income," said Chairman, President and CEO David Payne. "Our consistent focus on gathering noninterest bearing demand deposits and other low-cost deposits has maintained Westamerica's cost of funds at a relatively low level. Our funding cost was only 1.01 percent in the third quarter, which gives us a competitive advantage in the current operating environment," added Payne.

Net interest income on a fully taxable equivalent basis was $56.0 million in the third quarter of 2005 compared to $54.5 million in the third quarter of 2004. The third quarter of 2005 net interest margin was 4.76 percent, down from 5.11 percent in the third quarter of 2004. Rising short-term interest rates combined with limited change in intermediate interest rates and highly competitive loan pricing has resulted in an operating environment with declining net interest margins.

Noninterest income in the third quarter of 2005 totaled $17.4 million, compared to $11.8 million in the third quarter of 2004. In comparison to the third quarter of 2004, the third quarter of 2005 benefited from a $1.7 million increase in merchant credit card income, a $180 thousand increase in debit card fees, and $3.0 million combined from a gain on the sale of premises and company-owned life insurance proceeds.

Noninterest income for the first nine months of 2005 totaled $40.1 million, compared to $34.3 million in the first nine months of 2004. The $5.8 million increase is primarily due to:
 * $ 3.7 million higher merchant credit card income attributable to the acquisition of Redwood Empire Bancorp on March 1, 2005.
 * $670 thousand increase in debit card and ATM fees.
 * $210 thousand increase in service charges on deposit accounts.
 * $130 thousand increase in trust fees.

Noninterest expense for the third quarter of 2005 was $26.8 million, unchanged from the prior quarter. Compared to the third quarter of 2004, noninterest expense increased $2.3 million in the third quarter of 2005. The increase is due to higher personnel, occupancy, equipment, and intangible asset amortization costs following the acquisition of Redwood Empire Bancorp.

The efficiency ratio for the third quarter of 2005 was 36.5 percent, compared to
36.9 percent in both the prior quarter and the third quarter of 2004.

Nonperforming assets increased from $7.8 million at June 30, 2005 to $8.1 million at September 30, 2005. The increase is primarily due to a $1.3 million increase in loans 90 or more days past due and accruing, which is attributable to one commercial loan. Such loan, totaling $1.2 million, is 100 percent secured by Westamerica Bank certificates of deposit. The Bank has not exercised its right of offset as management expects full repayment upon the settlement of the borrower's estate.

The provision for loan losses was $150 thousand for the third quarter of 2005, reduced from $300 thousand for the previous quarter and $600 thousand for the third quarter of 2004. The reduced provision for loan losses reflects management's assessment of credit risk for the loan portfolio.

Shareholders' equity was $432 million at September 30, 2005. The Company's total regulatory capital ratio was 10.4 percent at September 30, 2005, which exceeds the "well-capitalized" level of 10 percent under regulatory requirements.

Westamerica Bancorporation, through its wholly owned subsidiary Westamerica Bank, operates 89 branches throughout 22 Northern and Central California counties. At September 30, 2005, the company had total assets outstanding of $5.2 billion.

Westamerica Bancorporation Web Address: www.westamerica.com


For additional information contact:
Westamerica Bancorporation
Robert A. Thorson  -  SVP & Chief Financial Officer
	707-863-6840

FORWARD-LOOKING INFORMATION:
   The following appears in accordance with the Private Securities Litigation Reform Act of 1995:
   This press release may contain forward-looking statements about the Company, including descriptions of plans or objectives of its management for future operations, products or services, and forecasts of its revenues, earnings or other measures of economic performance. Forward-looking statements can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words "believe," "expect," "anticipate," "intend," "plan," "estimate," or words of similar meaning, or future or conditional verbs such as "will," "would," "should," "could," or "may."
   Forward-looking statements, by their nature, are subject to risks and uncertainties. A number of factors - many of which are beyond the Company's control - could cause actual conditions, events or results to differ significantly from those described in the forward-looking statements. The Company's most recent annual and quarterly reports filed with the Securities and Exchange Commission, including the Company's Form 10-Q for the quarter ended June 30, 2005 and Form 10-K for the year ended December 31, 2004, describe some of these factors, including certain credit, market, operational, liquidity and interest rate risks associated with the Company's business and operations.
Other factors described in these reports include changes in business and economic conditions, competition, fiscal and monetary policies, disintermediation, legislation including the Sarbanes-Oxley Act of 2002 and the Gramm-Leach-Bliley Act of 1999, the combination of the former Redwood Empire Bancorp and other mergers and acquisitions.
   Forward-looking statements speak only as of the date they are made. The Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date forward looking statements are made.

                                    #####

WESTAMERICA BANCORPORATION           Public Information October 18, 2005
FINANCIAL HIGHLIGHTS
 September 30, 2005

1. Net Income Summary.


                                     (dollars in thousands except per-share data)
                                                            Q3'05 /              Q3'05 /                        9/30'05YTD /
                                        Q3'05      Q3'04     Q3'04     Q2'05      Q2'05   9/30'05YTD 9/30'04YTD  9/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Net Interest Income (Fully        $55,993    $54,528      2.7%   $57,023       -1.8%  $168,036   $163,405         2.8%
         Taxable Equivalent)
   2. Loan Loss Provision                   150        600    -75.0%       300      -50.0%       750      2,100       -64.3%
   3. Noninterest Income:
   4.   Investment Securities                 0        (14)      n/m         0        n/m     (4,903)     2,169         n/m
          (Loss/Impairment) Gains
   5.   Loss on Extinguishment                0          0       n/m         0        n/m          0     (2,204)        n/m
          of Debt
   6.   Other                            17,440     11,802     47.8%    15,479       12.7%    45,017     34,349        31.1%
                                     -----------------------        ------------          -----------------------
   7. Total Noninterest Income           17,440     11,788     47.9%    15,479       12.7%    40,114     34,314        16.9%
                                     -----------------------        ------------          -----------------------
   8. Noninterest Expense                26,791     24,491      9.4%    26,757        0.1%    78,689     74,473         5.7%
   9. Income Tax Provision (FTE)         17,298     16,130      7.2%    17,531       -1.3%    48,869     47,093         3.8%
                                     -----------------------        ------------          -----------------------
   10.Net Income                        $29,194    $25,095     16.3%   $27,914        4.6%   $79,842    $74,053         7.8%
                                     =======================        ============          =======================

   11.Average Shares Outstanding         32,352     31,713      2.0%    32,759       -1.2%    32,379     31,841         1.7%
   12.Diluted Average Shares             32,972     32,352      1.9%    33,364       -1.2%    33,007     32,452         1.7%
          Outstanding
   13.Operating Ratios:
   14.  Basic Earnings Per Share          $0.90      $0.79     14.0%     $0.85        5.9%     $2.47      $2.33         6.0%
   15.  Diluted Earnings Per Share         0.89       0.78     14.1%      0.84        5.8%      2.42       2.28         6.0%
   16.  Return On Assets                   2.25%      2.19%               2.17%                 2.11%      2.20%
   17.  Return On Equity                   27.3%      30.1%               26.0%                 26.1%      30.6%
   18.  Net Interest Margin (FTE)          4.76%      5.11%               4.84%                 4.84%      5.20%
   19.  Efficiency Ratio (FTE)             36.5%      36.9%               36.9%                 37.8%      37.7%

   20.Dividends Paid Per Share            $0.30      $0.28      7.1%     $0.30        0.0%     $0.90      $0.82         9.8%
   21.Dividend Payout Ratio                  34%        36%                 36%                   37%        36%



2. Net Interest Income.


                                     (dollars in thousands)
                                                            Q3'05 /              Q3'05 /                        9/30'05YTD /
                                        Q3'05      Q3'04     Q3'04     Q2'05      Q2'05   9/30'05YTD 9/30'04YTD  9/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income (FTE)     $68,021    $59,570     14.2%   $67,769        0.4%  $199,166   $178,559        11.5%
   2. Interest Expense                   12,028      5,042    138.6%    10,746       11.9%    31,130     15,154       105.4%
                                     -----------------------        ------------          -----------------------
   3. Net Interest Income (FTE)         $55,993    $54,528      2.7%   $57,023       -1.8%  $168,036   $163,405         2.8%
                                     =======================        ============          =======================

   4. Average Earning Assets         $4,695,342 $4,260,701     10.2%$4,719,635       -0.5%$4,644,636 $4,198,373        10.6%
   5. Average Interest-Bearing        3,266,697  2,882,817     13.3% 3,304,766       -1.2% 3,234,627  2,877,329        12.4%
         Liabilities
   6. Yield on Earning Assets (FTE)        5.77%      5.58%               5.75%                 5.73%      5.68%
   7. Cost of Funds                        1.01%      0.47%               0.91%                 0.89%      0.48%
   8. Net Interest Margin (FTE)            4.76%      5.11%               4.84%                 4.84%      5.20%
   9. Interest Expense/Interest-           1.45%      0.69%               1.30%                 1.28%      0.70%
         Bearing Liabilities
   10.Net Interest Spread (FTE)            4.32%      4.89%               4.45%                 4.45%      4.98%


WESTAMERICA BANCORPORATION           Public Information October 18, 2005

3. Loans & Other Earning Assets.


                                     (average volume, dollars in thousands)
                                                            Q3'05 /              Q3'05 /                        9/30'05YTD /
                                        Q3'05      Q3'04     Q3'04     Q2'05      Q2'05   9/30'05YTD 9/30'04YTD  9/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Assets                   $5,141,666 $4,557,925     12.8%$5,170,029       -0.5%$5,058,776 $4,497,287        12.5%
   2. Total Earning Assets            4,695,342  4,260,701     10.2% 4,719,635       -0.5% 4,644,636  4,198,373        10.6%
   3. Total Loans                     2,643,270  2,247,664     17.6% 2,670,662       -1.0% 2,562,880  2,266,184        13.1%
   4.   Commercial Loans                711,330    624,925     13.8%   724,681       -1.8%   692,824    621,574        11.5%
   5.   Commercial Real Estate Loans    937,380    752,395     24.6%   956,931       -2.0%   901,373    779,074        15.7%
   6.   Consumer Loans                  994,560    870,344     14.3%   989,050        0.6%   968,683    865,536        11.9%
   7. Total Investment Securities     2,052,072  2,013,037      1.9% 2,048,973        0.2% 2,081,756  1,932,189         7.7%
   8.   Available For Sale              681,098    928,930    -26.7%   710,960       -4.2%   748,246  1,148,891       -34.9%
           (Market Value)
   9.   Held To Maturity              1,370,974  1,084,107     26.5% 1,338,013        2.5% 1,333,510    783,298        70.2%
   10.      HTM Unrealized (Loss)        (8,157)     9,176       n/m     8,529         n/m    (8,157)     9,176         n/m
               Gain at Period-End
   11.Loans / Deposits                     68.3%      62.2%               68.4%                 66.9%      64.5%



4. Deposits &  Other Interest-Bearing Liabilities.


                                     (average volume, dollars in thousands)
                                                            Q3'05 /              Q3'05 /                        9/30'05YTD /
                                        Q3'05      Q3'04     Q3'04     Q2'05      Q2'05   9/30'05YTD 9/30'04YTD  9/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Total Deposits                 $3,872,414 $3,616,319      7.1%$3,906,875       -0.9%$3,831,947 $3,514,372         9.0%
   2.   Noninterest Demand            1,400,272  1,305,840      7.2% 1,387,984        0.9% 1,367,580  1,257,089         8.8%
   3.   Interest-Bearing Transaction    632,680    581,264      8.8%   633,645       -0.2%   625,493    573,607         9.0%
   4.   Savings                       1,104,237  1,115,052     -1.0% 1,130,024       -2.3% 1,116,227  1,066,831         4.6%
   5.   Other Time >$100K               455,293    347,579     31.0%   448,104        1.6%   436,477    342,585        27.4%
   6.   Other Time < $100K              279,932    266,584      5.0%   307,118       -8.9%   286,170    274,260         4.3%
   7. Total Short-Term Borrowings       754,215    550,909     36.9%   745,499        1.2%   734,394    566,044        29.7%
   8.   Fed Funds Purchased             585,156    350,071     67.2%   585,205       -0.0%   573,814    357,700        60.4%
   9.   Other Short-Term Funds          169,059    200,838    -15.8%   160,294        5.5%   160,580    208,344       -22.9%
   10.FHLB Debt                               0          0       n/m         0         n/m         0     32,204         n/m
   11.Long-Term Debt                     40,340     21,429     88.2%    40,376       -0.1%    35,866     21,798        64.5%
   12.Shareholders' Equity              424,277    332,219     27.7%   430,796       -1.5%   409,566    323,723        26.5%

   13.Demand Deposits / Total Deposits     36.2%      36.1%               35.5%                 35.7%      35.8%
   14.Transaction & Savings                81.0%      83.0%               80.7%                 81.1%      82.4%
         Deposits / Total Deposits


WESTAMERICA BANCORPORATION           Public Information October 18, 2005

5. Interest Yields Earned & Rates Paid.


                                     (dollars in thousands)
                                                   Q3'05
                                     -------------------------------   Q2'05   ---------------------------------    2004
                                       Average    Income/   Yield/    Yield/     Average    Income/    Yield/      Yield/
                                       Volume     Expense    Rate      Rate      Volume     Expense     Rate        Rate
                                     ---------------------------------------------------------------------------------------
   1. Interest & Fees Income Earned
   2.   Total Earning Assets (FTE)   $4,695,342    $68,021     5.77%      5.75%$4,260,701    $59,570       5.58%       5.64%
   3.   Total Loans (FTE)             2,643,270     41,395     6.21%      6.21% 2,247,664     34,302       6.07%       6.14%
   4.     Commercial Loans (FTE)        711,330     12,479     6.92%      6.88%   624,925      9,754       6.16%       6.09%
   5.     Commercial Real Estate Loans  937,380     16,818     7.12%      7.09%   752,395     13,955       7.38%       7.45%
   6.     Consumer Loans                994,560     12,098     4.93%      4.90%   870,344     10,593       4.95%       5.07%
   7.   Total Investment Securities   2,052,072     26,626     5.19%      5.16% 2,013,037     25,268       5.02%       5.07%
              (FTE)
   8. Interest Expense Paid
   9.   Total Earning Assets          4,695,342     12,028     1.01%      0.91% 4,260,701      5,042       0.47%       0.50%
   10.  Total Interest-Bearing        3,266,697     12,028     1.45%      1.30% 2,882,817      5,042       0.69%       0.73%
           Liabilities
   11.  Total Interest-Bearing        2,472,142      5,967     0.96%      0.87% 2,310,479      3,253       0.56%       0.57%
              Deposits
   12.     Interest-Bearing             632,680        401     0.25%      0.22%   581,264        163       0.11%       0.11%
               Transaction
   13.    Savings                     1,104,237        956     0.34%      0.34% 1,115,052        955       0.34%       0.36%
   14.    Other Time < $100K            279,932      1,463     2.07%      2.01%   266,584        999       1.49%       1.49%
   15.    Other Time >$100K             455,293      3,147     2.74%      2.33%   347,579      1,136       1.30%       1.27%
   16.  Total Short-Term Borrowings     754,215      5,421     2.81%      2.47%   550,909      1,473       1.05%       1.06%
   17.    Fed Funds Purchased           585,156      5,164     3.45%      2.96%   350,071      1,282       1.43%       1.38%
   18.    Other Short-Term Funds        169,059        257     0.60%      0.69%   200,838        191       0.38%       0.45%
   19.  FHLB Debt                             0          0     0.00%      0.00%         0          0       0.00%       3.65%
   20.  Long-Term Debt                   40,340        640     6.35%      6.31%    21,429        316       5.90%       5.91%

   21.Net Interest Income                          $55,993     4.76%      4.84%              $54,528       5.11%       5.14%
         and Margin (FTE)



6. Noninterest Income.


                                     (dollars in thousands)
                                                            Q3'05 /              Q3'05 /                        9/30'05YTD /
                                        Q3'05      Q3'04     Q3'04     Q2'05      Q2'05   9/30'05YTD 9/30'04YTD  9/30'04YTD
                                     --------------------------------------------------------------------------------------
   1. Service Charges on Deposit         $7,436     $7,465     -0.4%    $7,542       -1.4%   $21,905    $21,693         1.0%
          Accounts
   2. Merchant Credit Card Income         2,631        899    192.7%     2,417        8.9%     6,346      2,633       141.0%
   3. ATM Fees & Interchange                725        664      9.2%       709        2.3%     2,058      1,889         8.9%
   4. Debit Card Fees                       834        654     27.5%       811        2.8%     2,343      1,841        27.3%
   5. Financial Services Fees               388        409     -5.1%       339       14.5%     1,007        956         5.3%
   6. Mortgage Banking Income                62         41     51.2%        67       -7.5%       230        304       -24.3%
   7. Trust Fees                            323        265     21.9%       309        4.5%       905        773        17.1%
   8. Other Income                        2,672      1,405     90.2%     1,954       36.7%     6,523      4,260        53.1%
                                     -----------------------        ------------          -----------------------
   9.     Sub-total                      15,071     11,802     27.7%    14,148        6.5%    41,317     34,349        20.3%
   10 Gains on Sales of Real Property     2,369          0       n/m     1,331       78.0%     3,700          0         n/m
   11 Investment Securities                   0        (14)      n/m         0         n/m    (4,903)     2,169         n/m
         Gains (Losses)
   12 Loss on Extinguishment                  0          0       n/m         0         n/m         0     (2,204)        n/m
         of Debt                     -----------------------        ------------          -----------------------
   13 Total Noninterest Income          $17,440    $11,788     47.9%   $15,479       12.7%   $40,114    $34,314        16.9%
                                     =======================        ============          =======================
   14 Operating Ratios:
   15    Total Revenue (FTE)            $73,433    $66,316     10.7%   $72,502        1.3%  $208,150   $197,719         5.3%
   16    Noninterest Income /              23.7%      17.8%               21.3%                 19.3%      17.4%
            Revenue (FTE)
   17    Service Charges /                 0.76%      0.82%               0.77%                 0.76%      0.82%
            Deposits (annualized)
   18    Total Revenue Per Share          $9.01      $8.32      8.2%     $8.88        1.4%     $8.59      $8.29         3.6%
            (annualized)


WESTAMERICA BANCORPORATION           Public Information October 18, 2005

7. Noninterest Expense.


                                     (dollars in thousands)
                                                            Q3'05 /              Q3'05 /                        9/30'05YTD /
                                        Q3'05      Q3'04     Q3'04     Q2'05      Q2'05   9/30'05YTD 9/30'04YTD  9/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Salaries & Benefits               $13,621    $13,054      4.3%   $13,624       -0.0%   $40,405    $39,912         1.2%
   2. Occupancy                           3,201      3,022      5.9%     3,230       -0.9%     9,383      8,913         5.3%
   3. Equipment                           1,347      1,101     22.3%     1,313        2.6%     3,891      3,536        10.0%
   4. Data Processing                     1,544      1,525      1.2%     1,539        0.3%     4,632      4,563         1.5%
   5. Courier                               989        923      7.2%       964        2.6%     2,879      2,695         6.8%
   6. Postage                               377        288     30.9%       376        0.3%     1,175      1,046        12.3%
   7. Telephone                             537        529      1.5%       553       -2.9%     1,618      1,636        -1.1%
   8. Professional Fees                     497        411     20.9%       604      -17.7%     1,821      1,332        36.7%
   9. Stationery & Supplies                 298        333    -10.5%       304       -2.0%       950        930         2.2%
   10.Loan Expense                          309        289      6.9%       232       33.2%       745        839       -11.2%
   11.Merchant Card Expense                 272        292     -6.8%       263        3.4%       792        833        -4.9%
   12.Operational Losses                    222        265    -16.2%       200       11.0%       612        747       -18.1%
   13.Amortization of Identifiable        1,064        136       n/m     1,092         n/m     2,561        408         n/m
         Intangibles
   14.Other Operating                     2,513      2,323      8.2%     2,463        2.0%     7,225      7,083         2.0%
                                     -----------------------        ------------          -----------------------
   15.Total Noninterest Expense         $26,791    $24,491      9.4%   $26,757        0.1%   $78,689    $74,473         5.7%
                                     =======================        ============          =======================

   16.Full Time Equivalent Staff            956        980     -2.4%       974       -1.8%       964        992        -2.8%
   17.Average Assets /                   $5,378     $4,651     15.6%    $5,308        1.3%    $5,248     $4,534        15.8%
         Full Time Equivalent Staff
   18.Operating Ratios:
   19.   FTE Revenue /                     $305       $269     13.2%      $299        2.1%      $289       $266         8.4%
         Full Time Equivalent Staff
         (annualized)
   20.   Noninterest Expense /             2.26%      2.29%               2.27%                 2.27%      2.37%
          Earning Assets
         (annualized)
   21.   Noninterest Expense / Revenue     36.5%      36.9%               36.9%                 37.8%      37.7%


WESTAMERICA BANCORPORATION           Public Information October 18, 2005

8. Loan Loss Provision.


                                     (dollars in thousands)
                                                            Q3'05 /              Q3'05 /                        9/30'05YTD /
                                        Q3'05      Q3'04     Q3'04     Q2'05      Q2'05   9/30'05YTD 9/30'04YTD  9/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Loan Loss Provision                  $150       $600    -75.0%      $300      -50.0%      $750     $2,100       -64.3%
   2. Gross Loan Losses                     684      1,115    -38.7%       754       -9.3%     2,037      3,997       -49.0%
   3. Net Loan (Recoveries) Losses          338        161    109.9%       297           n       441      1,621       -72.8%
   4. Recoveries/Gross Losses                51%        86%                 61%                   78%        59%
   5. Average Total Loans            $2,643,270 $2,247,664     17.6%$2,670,662       -1.0%$2,562,880 $2,266,184        13.1%
   6. Net Loan (Recoveries)                0.05%      0.03%               0.04%                 0.02%      0.10%
         Losses / Loans (annualized)
   7. Loan Loss Provision /                0.02%      0.11%               0.05%                 0.04%      0.12%
         Loans (annualized)
   8. Loan Loss Provision /                44.4%     372.7%              101.0%                170.1%     129.5%
         Net Loan Losses (Recoveries)



9. Credit Quality.


                                     (dollars in thousands)
                                                            9/30/05 /            9/30/05 /
                                       9/30/05    9/30/04   9/30/04   6/30/05    6/30/05    3/31/05   12/31/04    6/30/04
                                     ---------------------------------------------------------------------------------------
   1. Nonperforming Nonaccrual Loans     $2,292     $3,996    -42.6%    $1,560       46.9%    $1,766     $2,970      $4,695
   2. Performing Nonaccrual Loans         4,514      2,777     62.5%     6,072      -25.7%     6,550      4,071       2,233
                                     -----------------------        ------------          ----------------------------------
   3. Total Nonaccrual Loans              6,806      6,773      0.5%     7,632      -10.8%     8,316      7,041       6,928
   4. Accruing Loans 90+                  1,334        182       n/m        84         n/m       107         10         202
         Days Past Due               -----------------------        ------------          ----------------------------------
   5. Total Nonperforming Loans           8,140      6,955     17.0%     7,716        5.5%     8,423      7,051       7,130
   6. Repossessed Collateral                  0          0       n/m        40         n/m         0          0           0
   7. Total Nonperforming Loans &    -----------------------        ------------          ----------------------------------
   8.     Repossessed Collateral         $8,140     $6,955     17.0%    $7,756        5.0%    $8,423     $7,051      $7,130
                                     =======================        ============          ==================================
   9. Classified Loans                  $36,656    $20,868     75.7%   $37,615       -2.5%   $35,258    $19,225     $21,495
                                     =======================        ============          ==================================

   10.Allowance for Loan Losses         $59,674    $54,388      9.7%   $59,862       -0.3%   $59,859    $54,152     $53,949
   11.Total Loans Outstanding         2,675,907  2,301,991     16.2% 2,687,566       -0.4% 2,708,052  2,300,230   2,319,255
   12.Total Assets                    5,153,091  4,636,071     11.2% 5,191,093       -0.7% 5,192,111  4,737,268   4,611,811

   13.Allowance for Loan Losses /          2.23%      2.36%               2.23%                 2.21%      2.35%       2.33%
         Total Loans
   14.Nonperforming Loans /                0.30%      0.30%               0.29%                 0.31%      0.31%       0.31%
         Total Loans
   15.Nonperforming Loans
          & Repossessed
   16.    Assets / Total Assets            0.16%      0.15%               0.15%                 0.16%      0.15%       0.15%
   17.Allowance/Nonperforming Loans         733%       782%                776%                  711%       768%        757%
   18.Allowance for Loan Losses /           163%       261%                159%                  170%       282%        251%
         Classified Loans
   19.Classified Loans /
   20.  (Equity + Allowance                 7.5%       5.1%                7.5%                  7.1%       4.7%        5.6%
           for Loan Losses)


WESTAMERICA BANCORPORATION           Public Information October 18, 2005

10.Capital.


                                     (dollars in thousands, except per-share amounts)
                                                           9/30/05 /            9/30/05 /
                                       9/30/05    9/30/04   9/30/04   6/30/05    6/30/05    3/31/05   12/31/04    6/30/04
                                     ---------------------------------------------------------------------------------------
   1. Shareholders' Equity             $432,024   $351,924     22.8%  $439,617       -1.7%  $437,575   $358,609    $329,795
   2. Tier I Regulatory Capital         297,896    321,700     -7.4%   299,003       -0.4%   297,791    327,070     309,037
   3. Total Regulatory Capital          341,147    361,586     -5.7%   342,967       -0.5%   342,146    367,333     350,834

   4. Total Assets                    5,153,091  4,636,071     11.2% 5,191,093       -0.7% 5,192,111  4,737,268   4,611,811
   5. Risk-Adjusted Assets            3,275,611  2,942,140     11.3% 3,307,055       -1.0% 3,329,316  2,948,797   2,979,145

   6. Shareholders' Equity /               8.38%      7.59%               8.47%                 8.43%      7.57%       7.15%
         Total Assets
   7. Shareholders' Equity /              16.14%     15.29%              16.36%                16.16%     15.59%      14.22%
         Total Loans
   8. Tier I Capital /Total Assets         5.78%      6.94%               5.76%                 5.74%      6.90%       6.70%
   9. Tier I Capital  /                    9.09%     10.93%               9.04%                 8.94%     11.09%      10.37%
         Risk-Adjusted Assets
   10.Total Capital /                     10.41%     12.29%              10.37%                10.28%     12.46%      11.78%
         Risk-Adjusted Assets
   11.Shares Outstanding                 32,198     31,716      1.5%    32,593       -1.2%    32,939     31,640      31,784
   12.Book Value Per Share ($)           $13.42     $11.10     20.9%    $13.49       -0.5%    $13.28     $11.33      $10.38
   13.Market Value Per Share ($)          51.65      54.89     -5.9%     52.81       -2.2%     51.77      58.31       52.45

   14.Share Repurchase Programs
                                     (shares in thousands)
                                                                Q3'0                Q3'05                        9/30'05YTD /
                                             Q3'        Q3'      Q3'        Q2'        Q2' 9/30'05YTD 9/30'04YTD 9/30'04YTD
                                     ---------------------------------------------------------------------------------------

   15.Total Shares Repurchased /            437         92    375.0%       490      -10.8%     1,299        824        57.6%
          Canceled
   16.  Average Repurchase               $53.60     $51.95      3.2%    $51.31        4.5%    $53.04     $49.97         6.1%
          Price
   17.Net Shares (Issued)                   395         68       n/m       346         n/m      (558)       571         n/m
         Repurchased


WESTAMERICA BANCORPORATION           Public Information October 18, 2005

11.Period-End Balance Sheets.


                                     (dollars in thousands)
                                                           9/30/05 /            9/30/05 /
                                       9/30/05    9/30/04   9/30/04   6/30/05    6/30/05    3/31/05   12/31/04    6/30/04
                                     ---------------------------------------------------------------------------------------
   1. Assets:
   2.   Cash and Money Market Assets   $193,760   $165,811     16.9%  $195,289       -0.8%  $168,881   $126,687    $186,056

   3.   Investment Securities           660,630    967,266    -31.7%   691,609       -4.5%   719,097    931,710   1,024,798
           Available For Sale
   4.   Investment Securities         1,358,266  1,080,392     25.7% 1,349,555        0.6% 1,331,870  1,260,832     960,522
           Held to Maturity
   5.   Loans, gross                  2,675,907  2,301,991     16.2% 2,687,566       -0.4% 2,708,052  2,300,230   2,319,255
   6.   Allowance For Loan Losses       (59,674)   (54,388)     9.7%   (59,862)      -0.3%   (59,859)   (54,152)    (53,949)
                                     -----------------------        ------------          ----------------------------------
   7.   Loans, net                    2,616,233  2,247,603     16.4% 2,627,704       -0.4% 2,648,193  2,246,078   2,265,306
   8.                                -----------------------        ------------          ----------------------------------

   9.   Premises and Equipment           33,640     35,267     -4.6%    34,864       -3.5%    35,586     35,223      35,343
   10.  Identifiable Intangible          27,233      3,030       n/m    28,297         n/m    29,389      2,894       3,166
           Assets
   11.  Goodwill                        124,122     18,996       n/m   124,122         n/m   127,503     18,996      18,996
   12.  Interest Receivable             139,207    117,706     18.3%   139,653       -0.3%   131,592    114,848     117,624
           and Other Assets          -----------------------        ------------          ----------------------------------
   13.Total Assets                   $5,153,091 $4,636,071     11.2%$5,191,093       -0.7%$5,192,111 $4,737,268  $4,611,811
                                     =======================        ============          ==================================
   14.Liabilities and Shareholders' Equity:
   15.  Deposits:
   16.    Noninterest Bearing        $1,412,470 $1,323,446      6.7%$1,377,680        2.5%$1,371,819 $1,273,825  $1,272,278
   17.    Interest-Bearing Transaction  635,019    561,206     13.2%   614,246        3.4%   626,693    591,593     569,575
   18.    Savings                     1,094,130  1,119,356     -2.3% 1,114,631       -1.8% 1,166,858  1,091,981   1,072,701
   19.    Time                          732,316    641,798     14.1%   726,283        0.8%   773,473    626,220     590,875
                                     -----------------------        ------------          ----------------------------------
   20.  Total Deposits                3,873,935  3,645,806      6.3% 3,832,840        1.1% 3,938,843  3,583,619   3,505,429


   21.  Short-Term Borrowed Funds       764,143    578,285     32.1%   828,280       -7.7%   710,530    735,423     712,553
   22.  FHLB Debt                             0          0       n/m         0         n/m         0          0           0
   23.
   24.  Debt Financing and               40,318     21,429     88.1%    40,354       -0.1%    40,391     21,429      21,429
           Notes Payable
   25.  Liability For Interest,          42,671     38,627     10.5%    50,002      -14.7%    64,772     38,188      42,605
           Taxes and Other           -----------------------        ------------          ----------------------------------
   26.Total Liabilities               4,721,067  4,284,147     10.2% 4,751,476       -0.6% 4,754,536  4,378,659   4,282,016
                                     -----------------------        ------------          ----------------------------------
   27.Shareholders' Equity:
   28.  Paid-In Capital                $316,597   $224,490     41.0%  $319,103       -0.8%  $319,438   $229,975    $224,042
   29.  Unrealized Gain (Loss)
          on Investment Securities
   30.    Available For Sale              2,762      8,186       n/m     8,185      -66.3%     3,511      9,638      (1,416)

   31.  Retained Earnings               112,665    119,248     -5.5%   112,329        0.3%   114,626    118,996     107,169
                                     -----------------------        ------------          ----------------------------------
   32.Total Shareholders' Equity        432,024    351,924     22.8%   439,617       -1.7%   437,575    358,609     329,795
                                     -----------------------        ------------          ----------------------------------

   33.Total Liabilities and          $5,153,091 $4,636,071     11.2%$5,191,093       -0.7%$5,192,111 $4,737,268  $4,611,811
         Shareholders' Equity        =======================        ============          ==================================


WESTAMERICA BANCORPORATION           Public Information October 18, 2005

12.Income Statements.


                                     (dollars in thousands, except per-share amounts)
                                                            Q3'05 /              Q3'05 /                        9/30'05YTD /
                                        Q3'05      Q3'04     Q3'04     Q2'05      Q2'05   9/30'05YTD 9/30'04YTD  9/30'04YTD
                                     ---------------------------------------------------------------------------------------
   1. Interest and Fee Income:
   2.   Loans                           $40,008    $32,911     21.6%   $39,941        0.2%  $114,882   $100,337        14.5%
   3.   Money Market Assets                   1          0       n/m         1         n/m         2          1         n/m
           and Funds Sold
   4.   Investment Securities             7,705     10,721    -28.1%     8,073       -4.6%    25,248     37,649       -32.9%
           Available For Sale
   5.   Investment Securities            14,090     10,272     37.2%    13,441        4.8%    40,431     23,600        71.3%
           Held to Maturity          -----------------------        ------------          -----------------------
   6. Total Interest Income              61,804     53,904     14.7%    61,456        0.6%   180,563    161,587        11.7%
                                     -----------------------        ------------          -----------------------
   7. Interest Expense:
   8.   Transaction Deposits                401        163    146.0%       340       17.9%     1,004        399       151.6%
   9.   Savings Deposits                    956        955      0.1%       970       -1.4%     2,790      3,057        -8.7%
   10.  Time Deposits                     4,610      2,135    115.9%     4,144       11.2%    11,984      5,943       101.6%
   11.  Short-Term Borrowed Funds         5,421      1,473    268.0%     4,655       16.5%    13,645      3,890       250.8%
   12.   Federal Home Loan Bank               0          0       n/m         0         n/m         0        897      -100.0%
            Advances
   13.  Debt Financing and                  640        316    102.5%       637        0.5%     1,707        968        76.3%
           Notes Payable             -----------------------        ------------          -----------------------
   14.Total Interest Expense             12,028      5,042    138.6%    10,746       11.9%    31,130     15,154       105.4%
                                     -----------------------        ------------          -----------------------
   15.Net Interest Income                49,776     48,862      1.9%    50,710       -1.8%   149,433    146,433         2.0%
                                     -----------------------        ------------          -----------------------
   16.Provision for Loan Losses             150        600    -75.0%       300      -50.0%       750      2,100       -64.3%
                                     -----------------------        ------------          -----------------------
   17.Noninterest Income:
   18.  Service Charges on Deposit        7,436      7,465     -0.4%     7,542       -1.4%    21,905     21,693         1.0%
           Accounts
   19.  Merchant Credit Card              2,631        899    192.7%     2,417        8.9%     6,346      2,633       141.0%
   20.  Financial Services Commission       388        409     -5.1%       339       14.5%     1,007        956         5.3%
   21.  Mortgage Banking                     62         41     51.2%        67       -7.5%       230        304       -24.3%
   22.  Trust Fees                          323        265     21.9%       309        4.5%       905        773        17.1%
   23.  Gains on Sales of Real Property   2,369          0       n/m     1,331       78.0%     3,700          0         n/m
   24.  Securities Gains (Losses)             0        (14)      n/m         0         n/m    (4,903)     2,169         n/m
   25.  Loss on Extinguishment of Debt        0          0       n/m         0         n/m         0     (2,204)        n/m
   26.  Other                             4,231      2,723     55.4%     3,474       21.8%    10,924      7,990        36.7%
                                     -----------------------        ------------          -----------------------
   27.Total Noninterest Income           17,440     11,788     47.9%    15,479       12.7%    40,114     34,314        16.9%
                                     -----------------------        ------------          -----------------------
   28.Noninterest Expense:
   29.  Salaries and Related Benefits    13,621     13,054      4.3%    13,624       -0.0%    40,405     39,912         1.2%
   30.  Occupancy                         3,201      3,022      5.9%     3,230       -0.9%     9,383      8,913         5.3%
   31.  Equipment                         1,347      1,101     22.3%     1,313        2.6%     3,891      3,536        10.0%
   32.  Data Processing                   1,544      1,525      1.2%     1,539        0.3%     4,632      4,563         1.5%
   33.  Professional Fees                   497        411     20.9%       604      -17.7%     1,821      1,332        36.7%
   34.  Other                             6,581      5,378     22.4%     6,447        2.1%    18,557     16,217        14.4%
                                     -----------------------        ------------          -----------------------
   35.Total Noninterest Expense          26,791     24,491      9.4%    26,757        0.1%    78,689     74,473         5.7%
                                     -----------------------        ------------          -----------------------

   36.Income Before Income Taxes         40,275     35,559     13.3%    39,132        2.9%   110,108    104,174         5.7%
   37.Provision for income taxes         11,081     10,464      5.9%    11,218       -1.2%    30,266     30,121         0.5%
                                     -----------------------        ------------          -----------------------
   38.Net Income                        $29,194    $25,095     16.3%   $27,914        4.6%   $79,842    $74,053         7.8%
                                     =======================        ============          =======================

   39.Average Shares Outstanding         32,352     31,713      2.0%    32,759       -1.2%    32,379     31,841         1.7%
   40.Diluted Average Shares             32,972     32,352      1.9%    33,364       -1.2%    33,007     32,452         1.7%
         Outstanding
   41.Per Share Data:
   42.  Basic Earnings                    $0.90      $0.79     14.0%     $0.85        5.9%     $2.47      $2.33         6.0%
   43.  Diluted Earnings                   0.89       0.78     14.1%      0.84        5.8%      2.42       2.28         6.0%
   44.  Dividends Paid                     0.30       0.28      7.1%      0.30        0.0%      0.90       0.82         9.8%
